SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):25-Jun-2001

ACE Securities Corporation

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF MAY 1, 2001, PROVIDING FOR THE ISSUANCE OF
C-BASS MORTGAGE LOAN ASSET-BACKED
CERTIFICATES SERIES 2001-CB2

ACE SECURITIES CORP.
(Exact name of registrant as specified in its charter)

Delaware          333-45458           56-2088493
(State or Other   (Commission         (I.R.S. Employer
Jurisdiction of   File Number)        Identification
Incorporation)                        Number)

6525 Morrison Boulevard  Suite 318
Charlotte, NC                28211
(Address of Principal        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code: 704-365-0569

Item 5.  Other Events

On 25-Jun-200a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
        25-Jun-200The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

A.      Monthly Report Information:
        See Exhibit No.1

B.      Have any deficiencies occurred?   NO.
                  Date:
                  Amount:

C.      Item 1: Legal Proceedings:    NONE

D.      Item 2: Changes in Securities:NONE

E.      Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

        Exhibit No.

1. Monthly Distribution Report dated  25-Jun-2001

C-BASS MORTGAGE LOAN
ASSET BACKED CERTIFICATES
SERIES 2001-CB2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           6/25/2001

                  Beginning                                 Ending
                  Certificate                               Certificate
Class   Cusip     Balance(1) PrincipalInterest   Losses     Balance
A-1F    12489WDF8 41,348,000.357,019.0 175,797.91     $0.00 $40,990,980.91
A-2F    12489WDG6 16,768,000.     0.00  83,476.69     $0.00 $16,768,000.00
A-3F    12489WDH4 24,794,000.     0.00 147,152.39     $0.00 $24,794,000.00
A-1A    12489WDJ0 83,330,000.40,641.77 108,977.12     $0.00 $83,289,358.23
M-1     12489WDK7 6,574,000.0     0.00  40,972.46     $0.00 $6,574,000.00
M-2     12489WDL5 4,884,000.0     0.00  32,140.79     $0.00 $4,884,000.00
B-1     12489WDM3 3,757,000.0     0.00  26,640.26     $0.00 $3,757,000.00
B-2     NA        4,508,000.0     0.00  33,810.00NA         $4,508,000.00
N-1     NA        5,125,000.0673,704.8  34,166.67NA         $4,451,295.18
N-2     NA        1,875,000.0     0.00  12,500.00NA         $1,875,000.00
A-IO    12489WDE1 50,000,000.     0.00  83,333.33NA         $50,000,000.00
X       NA        2,000,000.0     0.00       0.00NA         $2,000,000.00
R-3     NA               0.00     0.00       0.00NA              $0.00


Total             185,963,0001,071,365 778,967.62       0.00185,565,339.14

              AMOUNTS PER $1,000 UNIT
                                      Ending                Current
                                      Certificate           Pass-Through
Class   Principal Interest   Total    Balance    Losses     Interest Rate
A-1F    8.63449478 4.2516665912.886161991.3655052 0.00000000   5.10200%
A-2F    0.00000000 4.978333134.97833311000.000000 0.00000000   5.97400%
A-3F    0.00000000 5.935000005.93500001000.000000 0.00000000   7.12200%
A-1A    0.48772075 1.307777751.7954985999.5122792 0.00000000   4.28000%
M-1     0.00000000 6.232500766.23250071000.000000 0.00000000   7.47900%
M-2     0.00000000 6.580833336.58083331000.000000 0.00000000   7.89700%
B-1     0.00000000 7.090833117.09083311000.000000 0.00000000   8.50900%
B-2     0.00000000 7.500000007.50000001000.000000 0.00000000   9.00000%
N-1     131.454600 6.66666732138.12126868.5454001 0.00000000   8.00000%
N-2     0.00000000 6.666666676.66666661000.000000 0.00000000   8.00000%
A-IO    0.00000000 1.666666601.66666661000.000000 0.00000000   2.00000%
X       0.00000000 0.000000000.00000001000.000000 0.00000000   9.00000%
R-3     0.00000000 0.000000000.0000000 0.00000000 0.00000000   0.00000%


Distribution Date:25-Jun-2001

        Distribution Statement
        Pooling and Servicing Agreement Dated May 1, 2000

i)   Distributions to the Holders      See Page 1

ii)  Class X Distribution Amount    See Page 1

iii) Overcollateralization Amount (before distri$1,877,911.05 Overcollateralization Amount (after distrib$1,878,409.11
      Overcollateralization Release Amount            $0.00
      Overcollateralization Deficiency (after dis   $498.06
      Overcollateralization Target Amount        $1,878,409.11

    Amount of Excess Interest                    $735,031.70
    Amount of Excess Cashflow                    $735,031.70



                             Group 1A Group 1B   Group 2
iv) Servicing FeesServicing F  $8,143    $34,108    $34,721
                  Accrued and      $0         $0         $0
                  Special Ser $13,050     $1,950     $2,400
                  PMI Premium      $0    $23,073    $23,689

v) Advances                           $479,509.08

vi)     Begining Pool Princip$19,542,4$84,967,638$83,330,808
        Ending Pool Principal$19,515,3$84,638,185$83,290,217
        Ending Loan Count                                           750

vii)    Wt'd avg Rem term of the Mortg
        Weighted average Mortage Rate     8.3702%   10.2990%   10.9581%

viii)  Delinquency And Foreclosure Information:
                  All Categories      Bankruptcy
Group 1A          Number     Balance  Number     Balance
        Current                 63,038                                 -
        30 days De                9,18                       402,590
        60 days de                2,39                       291,462
        90 days de                   7                       499,124
        120+ days                 9,28                    8,002,249

                  Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                     25,996
        90 days de                             -
        120+ days                              -

Group 1B          All Categories      Bankruptcy
                  Number     Balance  Number     Balance
        Current                   4,21                                 -
        30 days De                   8                       271,684
        60 days de                   3                         52,312
        90 days de                   4                       478,705
        120+ days               13,550                  10,704,370

                                         Foreclosure
                  Number     Balance
        Current                                -
        30 days De                             -
        60 days de                             -
        90 days de                             -
        120+ days                              -

        Group 2   All Categories      Bankruptcy
                  Number     Balance  Number        Balance
        Current                 67,298                                 -
        30 days De                7,33                         92,607
        60 days de                2,25                       157,244
        90 days de                   2                       185,814
        120+ days                 6,16                    4,735,894

                  Foreclosure
                  Number     Balance
          Current                              -
        30 days De                             -
        60 days de                             -
        90 days de                             -
        120+ days                              -



ix)     Loans that became REO properties       (see page 5)
x)      Total Book Value of REO Properties:    (see page 5)
                  Group 1A   Group 1B Group 2
xi)     Prepayment                   2               2,918

xii)    Current Period Prepayment Pena               3,238
        Aggregate Prepayment Penalties               3,238
        Prepayment Penalties allocable          0

xiii)   Aggregate Realized Losses incu          0          0          0
        Cumulative Realized Losses              0          0          0

xiv)    Realized Loss Allocations         See Page 1

xv)     Accrued Certificate Interest      See Page 1

xvi)    Prepayment Interest Shortfall and Class Carryover Shortfall
                                      Class Carryover
                             PPIS     Shortfall
                  A-1F               0          0
                   A-2F              0          0
                  A-3F               0          0
                  A-1A               0          0
                  M-1                0          0
                  M-2                0          0
                  B-1                0          0
                  B-2                0          0
                  N-1                0          0
                  N-2                0          0
                  A-IO               0          0
                           X         0          0
                                     0          0

xvii)   Reserved
xviii)  Reserved
                                      Group 1A   Group 1B   Group 2
xix)    Trustee Fees                       195.42     849.68     833.31

xx)     Reserve Fund
                  Beginning Balance       5000.00
                  LIBOR Carryover Fund       0.00
                  LIBOR Carryover dist       0.00
                  LIBOR Carryover owed       0.00
                  Ending Balance          5000.00

xxii)   Trigger Event Occurrence      NO
        Cumulative Loss Percentage of        0.00


xxiii)  Balance of 60+ Day Del. Loans as a % of O   0.074610
xxiv)   Balance of Re-Performing 60+ Day Del. Loa   0.114254

xxv)    Available Funds      Group 1A Group 1B   Group 2
        Scheduled Interest Ne   128,17      638,5       702,535.44
        Scheduled Principal       27,0      108,2         37,672.40
        Unscheduled Principal               221,2           2,918.47
                  Available F   155,29      967,9       743,126.31


xxvi)   Offered Certificates Pass-Through Rates See Page 1

xxvii)  Liquidation Report      See Page 6

xxviii) Mortgage Loans Purchased by Servicer

xxix)   Mortgage Loans Re-Purchased by Servicer


        Libor Information    Original Current PerNext Period
                  Class A-1V   6.9513%    4.2800%    4.0950%
                  LIBOR        6.6413%    3.9900%    3.8050%



                  ACE SECURITIES CORP.


                             By: /s/ Sheryl Christopherson
                             Name:  Sheryl Christopherson
                             Title: Vice President


Dated:   6/25/2001